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                               SECOND AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER


         THIS SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "Second Amendment"), dated as of April 17, 2000, is by and among American Medical Systems, Inc., a Delaware corporation ("Parent"), Influence, Inc., a Delaware corporation ("Company"), on and behalf of itself and Persuade Merger Corp., a wholly owned subsidiary of AMS ("PMC") which has been merged with and into the Company, Globerman Engineering Ltd., an Israeli company, Urotek Ltd., an Israeli company, Katsumi Oneda, an individual residing in the State of New Jersey, and Lewis C. Pell, an individual residing in the State of New York (collectively referred to herein as the "Principal Stockholders") and Lewis C. Pell, Oren Globerman and Mordechay Beyar, M.D. (collectively referred to herein as the "Stockholders' Representatives").

         WHEREAS, the parties have entered into an Agreement and Plan of Merger, dated as of November 12, 1999 (the "Merger Agreement").

         WHEREAS, the parties have amended the Merger Agreement as set forth in the First Amendment to the Agreement and Plan of Merger, dated December 16, 1999 (the "First Amendment").

         WHEREAS, the parties desire to further amend the Merger Agreement to correct certain calculations and to make certain adjustments as set forth herein.

         ACCORDINGLY, the parties hereby agree as follows:

1. Reduction of Merger Consideration. Section 2.8(e) of the Merger Agreement, is hereby amended to read in its entirety as follows:

                  (e) The amount of Merger Consideration to be paid by Parent in connection with the Merger consisting of the Initial Merger Consideration, Contingent Merger Consideration and Holdback Merger Consideration shall be reduced and retained by Parent by an amount equal to the product of (x) the amount of the Merger Consideration payable pursuant to this Agreement, multiplied by (y) the Retained Percentage. The Retained Percentage for purposes of this Section 2.8(e) shall mean: (i) with respect to the Initial Merger Consideration, a fraction equal to .025577, or $490,632.88, representing that portion of the Initial Merger Consideration that would have been distributable pursuant to the Escrow and Exchange Agency Agreement to Urotek Ltd. ("Urotek") in respect of the 225,000 shares of Company Common Stock owned by Urotek that is subject to the Exchange Agreement (the "Urotek Retained Shares"); (ii) with respect to the Contingent Merger Consideration, a fraction equal to .023415; and (iii) with respect to the Holdback Merger Consideration, a fraction equal to .026480.

2. Adjustment to Reduction of Initial Merger Consideration. Based on actual Initial Merger Consideration (taking account of adjustments made at the closing), post-closing adjustments and refund/adjustment payments by AMS to the Exchange Agent, the actual amount of Initial Merger Consideration otherwise payable in respect of 225,000 shares




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         should have been $490,632.88. The amount of the Urotek Retained Amount in the Funds Flow Memorandum was stated as $530,306. AMS shall therefore pay $39,673.12 (the difference between the Urotek Retained Amount and the actual amount of Initial Merger Consideration payable in respect of 225,000 shares) to the Exchange Agent as additional Initial Merger Consideration.

3. Defined Terms. Capitalized words that are not defined herein shall have the meaning given to them in the Merger Agreement.

4. No Other Amendments. Except as amended herein, the Merger Agreement shall remain in full force and effect in accordance with its original terms.

5. Counterparts. This Second Amendment may be signed in any number of counterparts and the signatures delivered by facsimile, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                     (Following Page is the Signature Page)



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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AMERICAN MEDICAL SYSTEMS, INC.                    INFLUENCE, INC.
a Delaware corporation                            a Delaware corporation


By:      /s/ Douglas W. Kohrs                     By:      /s/ Peter Bick
   --------------------------                        ---------------------------
Name:    Douglas W. Kohrs                         Name:    Peter Bick
     ------------------------                          -------------------------
Title:   President and CEO                        Title:   President and CEO
      -----------------------                           ------------------------

GLOBERMAN ENGINEERING LTD.
an Israeli company


By:      /s/ Oren Globerman
   --------------------------
Name:    Oren Globerman
     ------------------------
Title:   Director
      -----------------------

UROTEK LTD.                                       KATSUMI ONEDA

an Israeli company                                /s/ Katsumi Oneda
                                                  --------------------------
By: /s/ Mordechay Beyar
    -------------------------
Name: Mordechay Beyar                             LEWIS C. PELL
      -----------------------
Title: Director                                   /s/ Lewis C. Pell
       ----------------------                     --------------------------


STOCKHOLDERS' REPRESENTATIVES
The Stockholders' Representatives consent to and adopt the foregoing Second Amendment to the Merger Agreement on and as of the date first above written

/s/ Lewis C. Pell
-------------------------------------------
Lewis C. Pell
     as Stockholders' Representative

/s/ Mordechay Beyar
-------------------------------------------
Mordechay Beyar, M.D.
     as Stockholders' Representative


/s/ Oren Globerman
-------------------------------------------
Oren Globerman
     as Stockholders' Representative



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